UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest event reported):	November 8, 2005

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)
(563) 262-1400
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On November 8, 2005, the Board of Directors of Bandag, Incorporated (the “Corporation”) adopted an amendment to Section 12 of Article III of the Corporation’s By-Laws (“Section 12”). The amendment adds a paragraph to Section 12 that provides that the Corporation will indemnify any attorney who is or was a regular full-time employee of the Corporation to the same extent as an officer or director of the Corporation, subject to certain conditions. The text of the amendment to Section 12 is attached to this Current Report on Form 8-K as Exhibit 3 and is incorporated into this Current Report on Form 8-K by reference. The effective date of the amendment is November 8, 2005.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

3	Text of Amendment to Section 12 of Article III of By-Laws.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED (Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: November 9, 2005

Signature Page

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

3	Text of Amendment to Section 12 of Article III of By-Laws.

Exhibit Index